                                                                     EXHIBIT 4.1

                                  SLW
Number                        ENTERPRISES                        Shares
UPG                               INC.



            INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON
    THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY OR RIDGEFIELD PARK, NJ


THIS CERTIFIES that                                         SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS



is the record holder of


FULLY PAID AND NONASSESSABLE SHARE OF COMMON STOCK, $.001 PAR VALUE PER SHARE,
OF

        =======================SLW ENTERPRISES INC.====================

transferable on the share register of the Corporation in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



          SECRETARY                           PRESIDENT

                             SLW ENTERPRISES INC.

  A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preference and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common                 UNIF GIFT MIN ACT ____________Custodian______________
  TEN ENT -- as tenants by the entireties                              (Date)               (Minor)
  JT TEN  -- as joint tenant with right of                      under Uniform Gifts to Minors
             survivorship and not as tenants                    Act____________________________________
             in common                                                           (State)
                                                  UNIF TRF MIN ACT __________Custodian (until age______)
                                                                ________________under Uniform Transfers
                                                                    (Minor)
                                                                to Minors Act _________________________
                                                                                      (State)

Additional abbreviations may also be used though not in the above list

  FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

------------------------------

------------------------------


_______________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
To transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _______________


                                  _____________________________________________

                                  _____________________________________________
                         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed


By _________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTON INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM)
PURSUANT TO S.E.C. RULE 17Ad-15

Regulation S legend



"These Shares have not been registered under the Securities Act of 1933, as amended. Such Shares may be sold or offered for sale, transferred, hypothecated or otherwise assigned only in accordance with the provisions of Regulation S under such Act, pursuant to registration under such Act or pursuant to an available exemption from registration supported by an opinion reasonably acceptable to the Company of counsel reasonably acceptable to the Company that an exemption from registration for such sale, offer, transfer, hypothecation or other assignment is available under such Act. Hedging transactions involving these Shares may not be conducted unless in compliance with such Act."

Regulation D Legend



"These Shares have not been registered under the Securities Act of 1933, as amended. Such Shares may be sold or offered for sale, transferred, hypothecated or otherwise assigned only pursuant to registration under such Act or pursuant to an available exemption from registration supported by an opinion reasonably acceptable to the Company by counsel reasonably acceptable to the Company that an exemption from registration for such sale, offer, transfer, hypothecation or other assignment is available under such Act."